Exhibit 10.52 EXECUTION VERSION AMENDMENT NO. 1 TO CREDIT AGREEMENT THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of August 15, 2019 (this “Amendment”), to the Credit Agreement, dated as of February 28, 2019 (as heretofore amended, restated, supplemented or otherwise modified and in effect immediately prior to the date hereof, the “Existing Credit Agreement”, and as modified and amended hereby and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Portola Pharmaceuticals, Inc., a Delaware corporation (the “Borrower”), the Guarantors from time to time party thereto, the Lenders from time to time party thereto and HCR Collateral Management, LLC, as administrative agent (in such capacity, the “Administrative Agent”). RECITALS WHEREAS, the Borrower and the Guarantors have requested that the Administrative Agent and the Lenders make certain modifications to the Existing Credit Agreement on the terms and subject to the conditions set forth herein; and WHEREAS, the Administrative Agent and the Lenders party hereto have agreed to such modifications solely upon the terms and subject to the conditions set forth herein; NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows: 1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings ascribed to them in the Credit Agreement. 2. Amendment to Section 6.22(d) of the Existing Credit Agreement. Section 6.22(d) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows: “(d) (i) agreements regarding the Borrower, its assets or operations or any investment therein to which any of its equityholders is a party and by which it is bound and (ii) agreements regarding any Subsidiary, its assets or operations or any investment therein to which any of its equityholders is a party or by which it is bound”. 3. Amendment to Section 8.18(a) of the Existing Credit Agreement. Section 8.18(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows: “(a) Commencing with the date that is six (6) months after the Closing Date, except (i) in the case of (x) a Subsidiary that is a Loan Party (and for the avoidance of doubt, excluding the Borrower) or (y) the Dutch Holdco (as defined in Schedule 7.21 herein), directly own any Equity Interests of a Foreign Subsidiary or (ii) in the case of the Loan Parties, own any IP Rights arising under the laws of any jurisdiction other than the United States, any state of the United States or the District of Columbia.” 4. Conditions to Effectiveness. This Amendment shall become effective as of the date (the “First Amendment Effective Date”) on which the following conditions precedent shall have been satisfied: (a) Amendment. The Administrative Agent shall have executed this Amendment and shall have received a copy of this Amendment, executed and delivered by a duly authorized officer of the Borrower, the Guarantors and the Lenders. - 1 - USActive 53908037.6

(b) Representations and Warranties. Each of the representations and warranties of the Borrower and the Guarantors in Section 5 below are true and correct in all respects. (c) Fees. The Administrative Agent shall have received the fees (including reasonable fees, charges and disbursements of external counsel to the Administrative Agent) to be received on the First Amendment Effective Date. 5. Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and each Lender that as of the First Amendment Effective Date (before and after giving effect to this Amendment): (a) such Loan Party has the requisite power and authority to execute, deliver and perform this Amendment; (b) each of the representations and warranties made by such Loan Party herein or in or pursuant to the Loan Documents is true and correct in all material respects (other than any representation and warranty expressly subject to an express Material Adverse Effect qualification or any similar qualification as to materiality, which shall be true and correct in all respects) on and as of the First Amendment Effective Date as if such representation and warranty was made on and as of such date, except to the extent any such representation and warranty relates solely to a specified prior date, in which case such representation and warranty shall be true and correct in all material respects (other than any representation and warranty expressly subject to an express Material Adverse Effect qualification or any similar qualification as to materiality, which shall be true and correct in all respects) as of such specified date; and (c) both before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, or will result from the consummation of the transactions contemplated by this Amendment. 6. Miscellaneous. (a) Loan Document. Each of the parties hereto agrees that this Amendment constitutes a “Loan Document” for all purposes under the Credit Agreement and the other Loan Documents. (b) Limited Effect. Except as expressly consented to hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their respective terms; provided that, upon the effectiveness of this Amendment, each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended hereby. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrower or any Guarantors that would require the waiver or consent of the Administrative Agent or any of the Lenders. (c) Severability. In case any of the provisions of this Amendment shall for any reason be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein. (d) Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile transmission or electronic mail transmission in portable document format of signature pages hereto), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature - 2 - USActive 53908037.6 page of this Amendment by facsimile transmission or by electronic mail in portable document format shall be effective as delivery of a manually executed counterpart hereof. (e) GOVERNING LAW. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (f) Jurisdiction. The Borrower and each Guarantor irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Lender or any Related Party of the foregoing in any way relating to this Amendment or the Credit Agreement or the transactions relating hereto or thereto, in any other forum other than the courts of the State of New York and any United States District Court in the state of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment or the Credit Agreement shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Amendment or the Credit Agreement against the Borrower, any Guarantor or their respective properties in the courts of any jurisdiction. (g) Waivers of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. (h) Integration. This Amendment represents the agreement of the parties hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties relative to subject matter hereof not expressly set forth or referred to herein. (i) Binding Effect. The execution and delivery of this Amendment by each party hereto shall be binding upon each of such party’s successors and assigns. (j) Headings, etc. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment. [SIGNATURE PAGES FOLLOW] - 3 - USActive 53908037.6

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written. PORTOLA PHARMACEUTICALS, [NC., AS Borrower By: Name:Mardi Dier Title: Chief Financial Officer PORTOLA PTIARMACEUTICALS, INC. FIRST AMENDMENT TO CREDIT AGREEMENT

GUARANTORS PORTOLA EU HOLDINGS, LIMITED By Chen Ti ident and Treasurer PORTOLA PHARMACEUTICALS, INC. FIRST AMENDMENT TO CREDIT AGREEMENT